UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2016

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54939	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Cole Credit Property Trust IV, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on June 16, 2016. All nominees standing for election as directors were elected to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify, and the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.
  The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal No. 1 — The Election of Five Directors to Hold Office Until the 2017 Annual Meeting of Stockholders and Until Their Successors are Duly Elected and Qualify

Proposal 1 considered at the Annual Meeting was the election of five directors for a one-year term to serve until the 2017 annual meeting of stockholders and until their respective successors are duly elected and qualify.  Pursuant to the Company’s charter, the affirmative vote of a majority of all shares entitled to vote that are present in person or by proxy at the Annual Meeting is necessary for the election of a director.
All of the director nominees as listed in the proxy statement were elected as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas W. Roberts	113,454,854	1,304,378	4,537,414	55,853,447
T. Patrick Duncan	113,209,970	1,492,106	4,594,570	55,853,447
Alicia K. Harrison	113,283,056	1,533,753	4,479,837	55,853,447
Lawrence S. Jones	113,225,107	1,500,018	4,571,521	55,853,447
Glenn J. Rufrano	113,194,733	1,494,771	4,607,142	55,853,447
Proposal No. 2 — The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

Proposal 2 considered at the Annual Meeting was the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  Proposal 2 required the affirmative vote of a majority of the votes cast at the Annual Meeting in order to pass.
The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,436,922	1,209,270	3,503,901	—

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2016	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Michael J. Bartolotta
	Name:	Michael J. Bartolotta
	Title:	Interim Chief Financial Officer and Treasurer
Principal Financial Officer